UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2017

KEYSIGHT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Fountaingrove Parkway Santa Rosa CA	95403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 829-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Second Fiscal Quarter Updated Outlook

Keysight Technologies, Inc., a Delaware corporation (“Keysight”), provides guidance based on current market conditions and expectations.

Keysight’s second quarter has seen a continuation of the same trends seen in the first quarter, in particular strength across most end markets with the exception of aerospace, defense and government where the continuing Congressional budget resolution has delayed U.S. spending. Keysight now expects its second quarter 2017 revenue to be in the range of $725 million to $745 million, compared with prior guidance of $720 million to $760 million. Second quarter non-GAAP earnings per share are now expected to be in the range of $0.55 to $0.63, compared with prior guidance of $0.54 to $0.68. Non-GAAP earnings per share as projected for the second quarter of fiscal year 2017 exclude items that pertain to future events and are not currently estimable with a reasonable degree of accuracy. Therefore, no reconciliation to U.S. generally accepted accounting principles (“GAAP”) amounts has been provided. Further information is discussed in the section titled “Non-GAAP Measures” below. In addition, our guidance for the second quarter of fiscal year 2017 does not reflect the impact of the pending acquisition of Ixia (the “Merger”) or any equity or debt financings associated therewith.

Risk Factors

Lawsuits have been filed against Ixia and us challenging the Merger, and an adverse ruling in the lawsuits may prevent or delay the Merger.

Between on or about February 23, 2017 and March 15, 2017, three putative class action lawsuits were filed in the United States District Court for the Central District of California on behalf of Ixia’s shareholders seeking, among other things, to temporarily and permanently enjoin the Merger and, if the Merger were to be consummated, to rescind the Merger. The lawsuits are captioned Witmer v. Ixia, et al., 17-cv-1483 (C.D. Cal.), Krishna v. Ixia, et al., 17-cv-1840 (C.D. Cal.), and Joyce v. Ixia, 17-cv-2071 (C.D. Cal.). Each of the three complaints names Ixia and certain Ixia officers and directors as defendants, and the Witmer and Krishna complaints also name us and Merger Sub as defendants. On March 16, 2017, the Joyce plaintiff filed a motion for a preliminary injunction seeking to enjoin Ixia’s shareholder vote on the Merger until Ixia makes certain additional disclosures concerning the Merger. The plaintiff has requested that the preliminary injunction motion be heard by the court prior to the shareholder vote, which is scheduled for April 12, 2017.

If these actions, or similar actions that may be brought, are successful, the Merger could be prevented, delayed, or rescinded, and Keysight could be liable for monetary damages, fees, and costs. Additionally, we may incur significant expenses defending or settling any such actions.

One condition to closing the Merger is the absence of any law, order, judgment or other similar legal restraint by a court or other governmental entity that prevents, declares unlawful, or enjoins or prohibits the consummation of the Merger. If plaintiffs are successful in obtaining an injunction prohibiting the consummation of the Merger, then any such injunction may prevent the Merger from being completed, or from being completed within the expected timeframe.

Our actual operating results may differ significantly from the forward-looking statements included or incorporated by reference in this Current Report on Form 8-K.

From time to time, we have made or may make forward-looking statements regarding our future performance, the future performance of the combined company or the impacts and effects of the Merger on our or the combined company’s operations, that represent our management’s best estimates as of the date the forward-looking statements are made. These forward-looking statements are prepared by our management and are qualified by, and subject to, the assumptions and the other information contained or referred to in the filing, release or presentation in which they are made. Neither our independent registered public accounting firm nor any other independent expert or outside party compiles or examines these forward-looking statements and, accordingly, no such person expresses any opinion or any other form of assurance with respect thereto.

Any such forward-looking statements are based upon a number of assumptions and estimates that, while presented with numerical specificity, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and are based upon specific assumptions with respect to future business decisions, some of which will change. We sometimes state possible outcomes as high and low ranges which are intended to provide a sensitivity analysis as variables are changed but are not intended to represent that actual results could not fall outside of the suggested ranges. The principal reason that we release this data is to provide a basis for our management to discuss our and the combined company’s business outlook with analysts and investors. We do not accept any responsibility for any projections or reports published by any such persons.

Any such forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions of the forward-looking statements made by us will not materialize or will vary significantly from actual results. In particular, visibility into our markets is limited. The change of government administrations in the United States has exacerbated this issue in our aerospace, defense and government business. As a result, our ability to forecast our short term performance is even more limited. Accordingly, our forward-looking statements are only an estimate of what management believes is realizable as of the date the statements are made. Actual results will vary from our forward-looking statements and the variations may be material. Investors should also recognize that the reliability of any forecasted financial data diminishes the further in the future that the data is forecast. In light of the foregoing, investors are urged to put the forward-looking statements in context and not to place undue reliance on them.

Any failure by us or the combined company to successfully implement our operating strategy or the occurrence of any of the events or circumstances set forth in this Current Report on Form 8-K could result in the actual operating results being different than the forward-looking statements we have made about, among other things, our and the combined company’s performance after giving effect to the Merger or any impacts of the Merger on our or the combined company’s results of operations, and such differences may be adverse and material. In addition, we have disclosed, and may from time to time disclose or announce, potential synergies that may be obtained in the future as a result of the Merger or other closed and pending acquisitions, including measures of revenue, cost, earnings per share and profitability that give effect to potential synergies. Our determination of potential synergies (and such measures of revenue, cost, earnings per share and profitability) is based upon various assumptions and estimates that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control, and are based upon specific assumptions with respect to future business decisions, some of which will change. We cannot guarantee that we will necessarily generate all of the anticipated synergies from the Merger or any other acquisition we may enter into. All disclosures regarding synergies (and any related measures of revenue, cost, earnings per share and profitability) included or incorporated by reference in this Current Report on Form 8-K should be reviewed together with the “Risk Factors” included in and incorporated by reference in this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is subject to the safe harbors created therein. The forward-looking statements contained herein include, but are not limited to, information regarding Keysight’s future revenues, earnings and profitability; the future demand for the company’s products and services; and customer expectations. These forward-looking statements involve risks and uncertainties that could cause Keysight’s results to differ materially from management’s current expectations. Such risks and uncertainties include, but are not limited to, unforeseen changes in the strength of our customers’ businesses; unforeseen changes in the demand for current and new products, technologies, and services; customer purchasing decisions and timing; timing and ability to close the Ixia acquisition, and the risk that we are not able to realize the savings or benefits expected from integration and restructuring activities.

In addition, other risks that Keysight faces include those detailed in Keysight’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended October 31, 2016 and Quarterly Report on Form 10-Q for the quarter ended January 31, 2017. Forward-looking statements are based on the beliefs and assumptions of Keysight’s management and on currently available information. Keysight undertakes no responsibility to publicly update or revise any forward-looking statement.

Non-GAAP Measures

Keysight uses a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, for making operating decisions and for forecasting and planning for future periods. The definitions of these non-GAAP financial measures may differ from similarly titled measures used by others, and such non-GAAP measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. Keysight generally uses non-GAAP financial measures to facilitate management’s comparisons to historic operating results, to competitors’ operating results and to guidance provided to investors. In addition, Keysight believes that the use of these non-GAAP financial measures provides greater transparency to investors of information used by management in its financial and operational decision-making.

Keysight utilizes a fixed long-term projected non-GAAP tax rate. When projecting this long-term rate, Keysight excludes any tax benefits or expenses that are not directly related to ongoing operations and which are either isolated or cannot be expected to occur again with any regularity or predictability. Additionally, Keysight evaluates its current long-term projections, current tax structure and other factors such as existing tax positions in various jurisdictions and key tax holidays in major jurisdictions where Keysight operates. This tax rate could change in the future for a variety of reasons, including but not limited to significant changes in geographic earnings mix including acquisition activity, or fundamental tax law changes in major jurisdictions where Keysight operates. The above reasons also limit our ability to reasonably estimate the future GAAP tax rate and provide a reconciliation of the expected Non-GAAP earnings per share for second quarter 2017 to GAAP amounts.

The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing.

Item 8.01	Other events.

As previously announced in the Current Report on Form 8-K filed by Keysight Technologies, Inc., a Delaware corporation (the “Company” or “Keysight”) with the Securities and Exchange Commission (the “SEC”) on January 30, 2017, the Company entered into an Agreement and Plan of Merger (“Merger Agreement”) with Ixia, a California corporation (“Ixia”). On February 2, 2017, Keysight Acquisition, Inc., a California corporation and the Company’s wholly owned subsidiary (“Merger Sub”), executed a joinder agreement to the Merger Agreement. The Merger Agreement provides, among other things and subject to the terms and conditions set forth therein, for the merger of Merger Sub with and into Ixia (the “Merger”), with Ixia surviving the Merger as our wholly owned subsidiary.

Upon the consummation of the Merger, each share of Ixia common stock outstanding immediately prior to the effective time of the Merger (other than shares held by holders who have properly perfected their dissenters’ rights under Chapter 13 of the General Corporation Law of the State of California, and shares owned by Keysight or Merger Sub, or by any subsidiary of Keysight, Merger Sub, or Ixia), will be automatically cancelled and converted into the right to receive the Merger consideration of $19.65 per share payable in cash, without interest and less any applicable withholding taxes required by law.

The Company is not currently required to file on a Current Report on Form 8-K the historical financial statements of Ixia pursuant to Article 3-05 of Regulation S-X under the Securities Act of 1933, as amended (“Regulation S-X”), or furnish pro forma financial information giving effect to the Merger pursuant to Article 11 of Regulation S-X or Rule 8-05 of Regulation S-X. Nonetheless, the Company is filing the unaudited pro forma condensed combined financial data in this Exhibit 99.1 to aid investor understanding, and such data is expected to be incorporated by reference into one or more registration statements to be filed by the Company.

In connection with the proposed Merger, the Company is filing as Exhibit 99.1 hereto and incorporating by reference herein (i) the unaudited pro forma condensed combined balance sheet as of January 31, 2017 and (ii) the unaudited pro forma condensed combined statement of operations for (A) the year ended October 31, 2016 and (B) the three month periods ended January 31, 2017 and 2016; in each case together with the notes related thereto. Also in connection with the proposed Merger, the Company is filing as Exhibit 99.2 hereto and incorporating by reference herein “Item 8. Financial Statements and Supplementary Data” and “Item 9A. Controls and Procedures” of Ixia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 as filed March 1, 2017.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

23.1*	Consent of Deloitte & Touche LLP, independent registered public accounting firm of Ixia.

99.1*	The unaudited pro forma condensed combined balance sheet as of January 31, 2017 and the unaudited pro forma condensed statement of operations for year ended October 31, 2016 and the three month periods ended January 31, 2017 and 2016; in each case together with the notes related thereto.

99.2	“Item 8. Financial Statements and Supplementary Data” and “Item 9A. Controls and Procedures” of Ixia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (as filed with the SEC on March 1, 2017 and incorporated by reference herein).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

	By:	/s/ Jeffrey K. Li
	Name:	Jeffrey K. Li
	Title:	Vice President, Assistant General Counsel and
Assistant Secretary
Date: March 20, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1*	Consent of Deloitte & Touche LLP, independent registered public accounting firm of Ixia.

99.1*	The unaudited pro forma condensed combined balance sheet as of January 31, 2017 and the unaudited pro forma condensed statement of operations for year ended October 31, 2016 and the three month periods ended January 31, 2017 and 2016; in each case together with the notes related thereto.

99.2	“Item 8. Financial Statements and Supplementary Data” and “Item 9A. Controls and Procedures” of Ixia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (as filed with the SEC on March 1, 2017 and incorporated by reference herein).

* Filed herewith.